                                                                     Exhibit 4.3

062574

NUMBER
[DURA SWITCH LOGO]

                                                                    COMMON STOCK

                                                                       SHARES

                               DURASWITCH(R).COM


                                             SEE REVERSE FOR CERTAIN DEFINITIONS

                                                               CUSIP 266905 20 7

                              INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

    THIS CERTIFICATE IS TRANSFERABLE IN THE CITIES OF DENVER, CO OR NEW YORK, NY


        This Certifies that



        is the record holder of

  FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE, OF

--------------------------DURASWITCH INDUSTRIES, INC.---------------------------

                             [CERTIFICATE OF STOCK]

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the seal of the Corporation and the signatures of its duly authorized officers.

Dated:                                                        SPECIMEN

07-27-99                                                       07-27-99

/s/ R. Terrence Dunlap                                     /s/ Robert J. Brilon

ABN SECOL                [DURASWITCH INDUSTRIES, INC.]       ABN SECOL
                          [CORPORATE SEAL 1997 NEVADA]
CHIEF EXECUTIVE OFFICER                                  PRESIDENT AND SECRETARY


                               COUNTERSIGNED AND REGISTERED:
                               AMERICAN SECURITIES TRANSFER & TRUST, INC.
                               P.O. Box 1596, Denver, Colorado 80201

                               BY

                               TRANSFER AGENT AND REGISTRAR AUTHORIZED SIGNATURE

     The Corporation will furnish to any stockholder, upon request and without charge, a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, so far as the same shall have been fixed, and of the authority of the Board of Directors to designate and fix any preferences, rights and limitations of any wholly unissued series. Any such request should be addressed to the Secretary of the Corporation at its corporate headquarters.


     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


              TEN COM --  as tenants in common
              TEN ENT --  as tenants by the entireties
              JT TEN  --  as joint tenants with right of
                          survivorship and not as tenants
                          in common


UNIF GIFT MIN ACT --                        Custodian
                             ---------------         -------------
                                 (Cust)                 (Minor)
                             under Uniform Gifts to Minors

                             Act
                                ----------------------------------
                                             (State)
UNIF TRF MIN ACT  --                      Custodian (until age     )
                             ------------                     -----
                                 (Cust)

                                            under Uniform Transfers
                             ---------------
                                 (Minor)

                             to Minors Act
                                          -------------------------
                                                  (State)


    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED,                        hereby sell, assign and transfer unto
                    ----------------------


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]


--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

------------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      ------------------------------


                                   X  -----------------------------------

                                   X  -----------------------------------
                              NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                      MUST CORRESPOND WITH THE NAME(S) AS
                                      WRITTEN UPON THE FACE OF THE
                                      CERTIFICATE IN EVERY PARTICULAR,
                                      WITHOUT ALTERATION OR ENLARGEMENT OR
                                      ANY CHANGE WHATEVER.


Signature(s) GUARANTEED






By
  ---------------------------------------
  THE SIGNATURE(S) MUST BE GUARANTEED BY
  AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
  STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
  AND CREDIT UNIONS WITH MEMBERSHIP IN AN
  APPROVED SIGNATURE GUARANTEE MEDALLION
  PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.